T. ROWE PRICE GLOBAL TECHNOLOGY FUND

Supplement to Prospectus Dated May 1, 2018

On page 6, the portfolio manager table under “Management” is supplemented as follows:

Effective March 31, 2019, Alan Tu will replace Joshua K. Spencer as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee. Mr. Tu joined T. Rowe Price in 2014.

On page 9, the disclosure under “Portfolio Management” is supplemented as follow:

Effective March 31, 2019, Alan Tu will replace Joshua K. Spencer as Chairman of the fund’s Investment Advisory Committee. Mr. Tu joined the Firm in 2014 and his investment experience dates from 2010. Since joining the Firm, he has served as an equity investment analyst covering the technology sector. Prior to joining the Firm, he was an associate at Huron Consulting and then an investment analyst at Ananda Capital Management (beginning 2010).

The date of this supplement is February 14, 2019.

F132-041 2/14/19